                            STATEMENT UNDER OATH FOR
                             CHIEF EXECUTIVE OFFICER
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Phillip W. Arneson, certify that:

     The Annual Report on Form 10-K for the fiscal year ended January 31, 2003 of Sorrento Networks Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Annual Report on Form 10-K for the fiscal year ended January 31, 2003 of Sorrento Networks Corporation fairly presents, in all material respects, the financial condition and results of operations of Sorrento Networks Corporation.

                                         Subscribed and sworn to
                                         before me this 14 day of April, 2003

    /s/ PHILLIP W. ARNESON                   /s/ ROBERT E. ANDERSON
----------------------------             ------------------------------------
Name:     Phillip W. Arneson             Notary Public
Date:     April 14, 2003                 Seal









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                            STATEMENT UNDER OATH FOR
                             CHIEF FINANCIAL OFFICER
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Joe R. Armstrong, certify that:

     The Annual Report on Form 10-K for the fiscal year ended January 31, 2003 of Sorrento Networks Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Annual Report on Form 10-K for the fiscal year ended January 31, 2003 of Sorrento Networks Corporation fairly presents, in all material respects, the financial condition and results of operations of Sorrento Networks Corporation.

                                         Subscribed and sworn to
                                         before me this 14 day of April, 2003

    /s/ JOE R. ARMSTRONG                     /s/ ROBERT E. ANDERSON
--------------------------               ------------------------------------
Name:     Joe R. Armstrong               Notary Public
Date:     April 14, 2003                 Seal